UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549
                         SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


              PENNROCK FINANCIAL SERVICES CORP.
         Name of Registrant as Specified in its Charter)


________________________________________________________________
            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
            Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________

     4)     Proposed maximum aggregate value of transaction:

________________________________________________________________


     5)     Total fee paid:

________________________________________________________________


     [ ]     Fee paid previously with preliminary materials.

     [ ]     Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:
            ________________________________________________

     2)     Form, Schedule or Registration Statement No.:
            ________________________________________________

     3)     Filing Party:
            ________________________________________________

     4)     Date Filed:
            ________________________________________________



         [PennRock Financial Services Corp. Letterhead]


                                                 April 9, 2001


Dear PennRock Shareholder:

     On March 30, 2001, we mailed you a notice of our annual meeting of shareholders to be held on April 24, 2001, together with a proxy statement and proxy card. Due to a printing error, the proxy card did not include the recommendation of the Board of Directors with respect to the shareholder proposal to be voted upon at the annual meeting. The Board of Directors unanimously recommends a vote AGAINST this proposal for the reasons set forth in the proxy statement.

     Enclosed is a new proxy card, which includes a statement that the Board of Directors recommends a vote AGAINST the shareholder proposal. You will notice that the new card is colored blue.

     Whether or not you expect to attend the annual meeting, and whether or not you have previously returned a proxy card to the Company, please mark, date, sign, and return the enclosed blue proxy card in the accompanying postage paid envelope as soon as possible. Returning the enclosed blue proxy card will not prevent you from attending the annual meeting and voting in person if you wish to do so.

     It is important that your shares be represented at the meeting and your vote is very important to us. We apologize for any inconvenience and thank you for your continued interest in PennRock Financial Services Corp.

                                        Sincerely,



                                        Glenn H. Weaver
                                        President